EXHIBIT 99.1

AMENDMENT AGREEMENT

This Amendment Agreement (the “Amendment”), dated as of May 1, 2009, is by and among Enable Growth Partners LP (the “Holder”), and Cord Blood America, Inc. a Florida corporation (the “Company”).

RECITALS

A.

On November 26, 2007, YA Global Investment Investments, L.P. (f/k/a Cornell Capital Partners, LP) (the “Transferor”), the Holder and the Company entered into a Warrant and Debenture Transfer, Sale and Assignment Agreement (the “2007 Assignment Agreement”), pursuant to which the Transferor sold, assigned and transferred to the Holder certain debentures which as of November 26, 2007 amounted to $2,112,172 in principal and $290,227 in interest (the “2007 Debenture”),and warrants of the Company (the “2007 Assignment”).

B.

On April 15, 2009, the Transferor, the Holder and the Company entered into a Debenture Transfer, Sale and Assignment Agreement (the “2009 Assignment Agreement”), pursuant to which the Transferor sold, assigned and transferred to the Holder all right title and interests of the Transferor identified on Exhibit A to the Assignment Agreement (the “Transferred Documents”) and all obligations arising under or in connection with any of the Transferred Documents, including all amounts outstanding under the debenture, which as of April 15, 2009 amounted to $618,350 in principal and $589,650 in interest (the “2009 Debenture”), or the remaining 40% of the Company’s obligation to the Transferor (the “2009 Assignment”).

C.

The Holder and the Company desire to amend certain terms of the 2007 Debenture and the 2009 Debenture pursuant to the terms and conditions hereinafter set forth.

D.

The Company and the Holder desire to combine the current principal and interest outstanding under the 2007 Debenture and the 2009 Debenture, as detailed on Exhibit A annexed hereto, and to issue a new debenture reflecting the terms herein (the “New Debenture”).

AGREEMENT

1.

The Company and the Holder agree that the Maturity Date of the New Debenture is extended from December 23, 2008 to November 30, 2010.

2.

The Company and the Holder agree to restate Section 3(c)(i) of the New Debenture in its entirety as follows:

(c)

Conversion Price and Adjustments to Conversion Price.

 (i)

The Holder shall be entitled to convert, at its sole option,  at any time a portion or all amounts of principal and interest due and outstanding under this Debenture into shares of the Obligor’s Common Stock at the lesser of  (i) a price equal to $0.0086 ( the “Fixed Conversion Price”) or (ii) eighty five percent (85%) of the lowest daily Volume Weighted Average Price of the Common Stock during the thirty (30) trading days immediately preceding the Conversion Date as quoted by Bloomberg, LP (the “Market Conversion Price”).  The Fixed Conversion Price and the Market Conversion Price are collectively referred to as the “Conversion Price.”  The Conversion Price may be adjusted pursuant to the other terms of this Debenture.

3.

The Holder hereby agrees to waive its rights to pursue any actual damages or to declare an Event of Default (as such term is defined in the Debenture) for any  failure to comply with any terms of the Debenture that occurred prior to or existing as of the date hereof (the “Waiver”).

4.

In consideration for the Waiver, the Company hereby agrees to issue to the Holder an aggregate of twenty million (20,000,000) shares of the Company’s common stock (the “Waiver Shares”).

5.

The Holder hereby consents to the placement of a restrictive legend on the Waiver Shares evidencing that the Waiver Shares have not been registered under the Securities Act of 1933 (the “Securities Act”) or any state securities or “blue sky” laws.  The Holder is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Waiver Shares.  The legend to be placed on each certificate representing the Waiver Shares shall be in form substantially similar to the following:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) an effective registration statement for such securities under said act or (ii) an opinion of company counsel that such registration is not required.”

6.

Representations and Warranties of the Company.  The Company hereby makes the representations and warranties set forth below:

(a)

The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Amendment and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Amendment by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith.  This Amendment has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

The execution, delivery and performance of this Amendment by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(c)

The Waiver Shares are eligible for resale without volume or manner of sale limitations pursuant to Rule 144 promulgated under the Securities Act of 1933.

(d)

All of the Company’s warranties and representations contained in this Amendment shall survive the execution, delivery and acceptance of this Amendment by the parties hereto.  The  Company expressly reaffirms that each of the representations and warranties set forth in the Agreement, continues to be true, accurate and complete, and the Company hereby remake and incorporate herein by reference each such representation and warranty as though made on the date of this Amendment.

7.

Representations and Warranties of the Holder.  The Holder hereby makes the representations and warranties set forth below:

(a)

Organization; Authority.  The Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Amendment and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Amendment and performance by such Holder of the transactions contemplated by this Amendment have been duly authorized by all necessary corporate or similar action on the part of such Holder.  Each document to which it is a party has been duly executed by such Holder, and when delivered by such Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Holder, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

Own Account.  Such Holder understands that the securities issuable hereunder are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the securities as principal for its own account and not with a view to or for distributing or reselling such securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such securities (this representation and warranty not limiting such Holder’s right to sell the securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  Such Holder is acquiring the securities issuable hereunder in the ordinary course of its business.

(c)

Holder Status.  At the time such Holder was offered the securities, it was, and as of the date hereof it is, and on each date on which it converts any New Debentures it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Holder is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)

Experience of Such Holder.  Such Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the securities, and has so evaluated the merits and risks of such investment.  Such Holder is able to bear the economic risk of an investment in the securities and, at the present time, is able to afford a complete loss of such investment.

(e)

General Solicitation.  Such Holder is not acquiring the securities as a result of any advertisement, article, notice or other communication regarding the securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)

Short Sales and Confidentiality Prior To The Date Hereof.  Other than consummating the transactions contemplated hereunder, such Holder has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Holder, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing from the time that such Holder first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereunder until the date of this Agreement (“Discussion Time”).  Notwithstanding the foregoing, in the case of a Holder that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Holder's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Holder's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the securities covered by this Agreement.  Other than to other persons party to this Agreement, such Holder has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

8.

Miscellaneous.

(a)

Except as specifically modified herein, all of the terms, provisions and conditions of the New Debenture and all other documents executed in connection with the New Debenture shall be identical to the terms, provisions and conditions of the 2007 Debenture and the 2009 Debenture and shall remain in full force and effect and the rights and obligations of the parties with respect thereto shall, except as specifically provided herein, be unaffected by this Amendment and shall continue as provided in such documents and shall not be in any way changed, modified or superseded by the terms set forth herein.

(b)

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Agreement.

(c)

All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of the Agreement.

(d)

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives.  This Amendment shall be for the sole benefit of the parties to this Amendment and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any person or entity, other than the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

(e)

This Amendment may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(f)

This Amendment constitutes the entire agreement among the parties with respect to the matters covered hereby and thereby and supersedes all previous written, oral or implied understandings among them with respect to such matters.

(g)

The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof.  If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.

(h)

No provision of this Amendment may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Amendment shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(i)

Except as expressly set forth herein, the Company shall pay the fees and expenses of advisers, counsel, accountants and other experts, if any, and all other expenses incurred by the parties incident to the negotiation, preparation, execution, delivery and performance of this Amendment.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed as of the date first written above.

Enable Growth Partners LP

By:	/s/ Brendan O’Neil
Typed Name:	Brendan O’Neil
Title:	President & CIO

Cord Blood America, Inc.

By:	/s/ Matthew L. Schissler
Typed Name:	Matthew L. Schissler
Title:	Chairman & CEO

EXHIBIT A

	Principal	Interest	Total
2007 Debenture	$2,112,172	$290,227	$2,402,399
2009 Debenture	$ 618,350	$589,650	$1,208,000

New Debenture Total	$2,730,522	$879,877	$3,610,399